WESTERN NEW ENGLAND BANCORP, INC. 8-K

Exhibit 99.2

Local banking is better than ever. INVESTOR PRESENTATION 1ST QUARTER 2025

FORWARD - LOOKING STATEMENTS 2 We may, from time to time, make written or oral “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 , including statements contained in our filings with the Securities and Exchange Commission (the “SEC”), our reports to shareholders and in other communications by us . This Investor Presentation contains “forward - looking statements” with respect to the Company’s financial condition, liquidity , results of operations, future performance, and business . Forward - looking statements may be identified by the use of such words as “believe,” “expect,” “anticipate ,” “ should,” “planned,” “estimated,” and “potential . ” Examples of forward - looking statements include, but are not limited to, estimates with respect to our financial condition, results of operations and business that are subject to various factors which could cause actual results to differ materially from these estimates . These factors include, but are not limited to : • unpredictable changes in general economic or political conditions , financial markets, fiscal, monetary and regulatory policies, including actual or potential stress in the banking industry ; • the duration and scope of potential pandemics, including the emergence of new variants and the response thereto ; • unstable political and economic conditions, including changes in tariff policies, which could materially impact credit quality trends and the ability to generate loans and gather deposits ; • inflation and governmental responses to inflation, including recent sustained increases and potential future increases in interest rates that reduce margins ; • the effect on our operations of governmental legislation and regulation, including changes in accounting regulation or standards, the nature and timing of the adoption and effectiveness of new requirements under the Dodd - Frank Wall Street Reform and Consumer Protection Act of 2010 , Basel guidelines, capital requirements and other applicable laws and regulations ; • significant changes in accounting, tax or regulatory practices or requirements ; • new legal obligations or liabilities or unfavorable resolutions of litigation ; • disruptive technologies in payment systems and other services traditionally provided by banks ; • the highly competitive industry and market area in which we operate ;

FORWARD - LOOKING STATEMENTS 3 • operational risks or risk management failures by us or critical third parties, including without limitation with respect to data processing, information systems, cybersecurity, technological changes, vendor issues, business interruption, and fraud risks ; • f ailure or circumvention of our internal controls or procedures ; • c hanges in the securities markets which affect investment management revenues ; • i ncreases in Federal Deposit Insurance Corporation deposit insurance premiums and assessments ; • the soundness of other financial services institutions which may adversely affect our credit risk; • certain of our intangible assets may become impaired in the future; • new lines of business or new products and services, which may subject us to additional risks; • changes in key management personnel which may adversely impact our operations; • severe weather, natural disasters, acts of war or terrorism and other external events which could significantly impact our business; and • other risk factors detailed from time to time in our SEC filings. Although we believe that the expectations reflected in such forward - looking statements are reasonable, actual results may differ materially from the results discussed in these forward - looking statements. You are cautioned not to place undue reliance on the se forward - looking statements, which speak only as of the date hereof. We do not undertake any obligation to republish revised for ward - looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events , except to the extent required by law.

WHO WE ARE Every day, we focus on showing Westfield Bank customers “ what better banking is all about . ” For us, the idea of better banking starts with putting customers first, while adhering to our core values . Our Core Values : • Integrity • Enhance Shareholder Value • Customer Focus • Community Focus Our Core Mission : Our purpose is to help customers succeed in our community, while creating and increasing shareholder value . The Company’s purpose drives the outcome we envision for Western New England Bancorp . 4 70 Center Street, Chicopee, MA.

SENIOR MANAGEMENT TEAM James C . Hagan, President & Chief Executive Officer Guida R . Sajdak, Executive Vice President, Chief Financial Officer & Treasurer Allen J . Miles III, Executive Vice President & Chief Lending Officer Kevin C . O’Connor, Executive Vice President & Chief Operating Officer John E . Bonini , Senior Vice President & General Counsel Filipe Goncalves, Senior Vice President & Chief Credit Officer Darlene Libiszewski , Senior Vice President & Chief Information Officer Daniel A . Marini , Senior Vice President, Retail Banking & Marketing Christine Phillips , Senior Vice President, Chief Human Resources Officer Leo R . Sagan, Jr . , Senior Vice President & Chief Risk Officer 5

1Q2025 QUARTERLY EARNINGS 6 1Q2024 2Q2024 (2) 3Q2024 4Q2024 (1) 1Q2025 ($ in thousands , except EPS ) $ 15,346 $ 14,470 $ 14,728 $ 15,273 $ 15,534 Net interest income (550) (294) 941 (762) 142 Provision for (reversal of) credit losses 2,674 3,834 3,141 3,254 2,759 Non - interest income 14,782 14,314 14,406 14,926 15,184 Non - interest expense 3,788 4,284 2,522 4,363 2,967 Income before taxes 827 771 618 1,075 664 Income tax expense $ 2,961 $ 3,513 $ 1,904 $ 3,288 $ 2,303 Net income $ 0.14 $ 0.17 $ 0.09 $ 0.16 $ 0.11 Diluted earnings per share (EPS) 0.47% 0.55% 0.29% 0.49% 0.35% Return on average assets (ROA) 5.04% 6.03% 3.19% 5.48% 3.94% Return on average equity (ROE) 2.57% 2.42% 2.40% 2.41% 2.49% Net interest margin 2.59% 2.44% 2.42% 2.43% 2.51% Net interest margin, on a tax - equivalent basis (1) Non - interest income includes a $300,000 gain on non - marketable equity investments. (2) Non - interest income includes a $987,000 gain on non - marketable equity investments.

NET INTEREST INCOME AND NET INTEREST MARGIN 7 $15.3 $14.5 $14.7 $15.3 $15.5 2.57% 2.42% 2.40% 2.41% 2.49% 2.00% 2.20% 2.40% 2.60% 1Q2024 2Q2024 3Q2024 4Q2024 1Q2025 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 Net interest income ($) Net interest margin (%) On a sequential quarter basis, net interest income, our primary driver of revenues, increased $ 261 , 000 , or 1 . 7% , to $ 15 . 5 million for the three months ended March 31 , 2025 , from $ 15 . 3 million for the three months ended December 31 , 2024 . The increase in net interest income was primarily due to a decrease in interest expense of $ 410 , 000 , or 3 . 1% , partially offset by a decrease in interest income of $ 149 , 000 , or 0 . 5% . The net interest margin increased eight (8) basis points from 2 . 41 % for the three months ended December 31 , 2024 to 2 . 49 % for the three months ended March 31 , 2025 . ($ in millions)

TOTAL LOANS 8 $2,022 $2,017 $2,039 $2,063 $2,073 4.84% 4.88% 4.93% 4.88% 4.91% 4.25% 4.35% 4.45% 4.55% 4.65% 4.75% 4.85% 4.95% 1Q2024 2Q2024 3Q2024 4Q2024 1Q2025 $2,000 $2,025 $2,050 $2,075 $2,100 AVERAGE LOANS OUTSTANDING Average Loans Outstanding Average Loan Yield, Tax-Equivalent Basis $2,023 $2,024 $2,046 $2,067 $2,077 1Q2024 2Q2024 3Q2024 4Q2024 1Q2025 $2,000 $2,025 $2,050 $2,075 $2,100 PERIOD - END LOANS OUTSTANDING (1) Total gross loans increased $ 9 . 3 million, or 0 . 4% , from December 31 , 2024 , to $ 2 . 1 billion at March 31 , 2025 . Residential real estate loans, including home equity loans , increased $ 8 . 1 million, or 1 . 0% , and commercial and industrial loans increased $ 4 . 7 million, or 2 . 2% , while commercial real estate loans decreased $ 3 . 0 million, or 0 . 3% , and consumer loans decreased $ 526 , 000 , or 12 . 0% . ($ in millions) (1) Represents gross loans for the periods noted.

COMMERCIAL AND INDUSTRIAL LOANS 9 $207 $216 $210 $212 $216 1Q2024 2Q2024 3Q2024 4Q2024 1Q2025 $200 $205 $210 $215 $220 Total commercial and industrial (“C&I”) loans increased $ 4 . 7 million, or 2 . 2% , to $ 216 . 4 million at March 31 , 2025 , from $ 211 . 7 million at December 31 , 2024 . ($ in millions)

COMMERCIAL & INDUSTRIAL PORTFOLIO (1) 10 (1) % of total loans as of March 31, 2025. Other , 2.8% Manufacturing , 2.2% Merchant Wholesalers , 1.6% Educational Services , 1.2% Construction, Sand, and Gravel Mining , 1.1% Specialty Trade Contractors , 0.5% Healthcare , 0.4% Heavy and Civil Engineering Construction , 0.6% Hotels , 0.1%

COMMERCIAL REAL ESTATE LOANS 11 $1,084 $1,057 $1,083 $1,076 $1,073 1Q2024 2Q2024 3Q2024 4Q2024 1Q2025 $1,000 $1,010 $1,020 $1,030 $1,040 $1,050 $1,060 $1,070 $1,080 $1,090 $1,100 Total commercial real estate (“CRE”) loans decreased $ 3 . 0 million, or 0 . 3% , to $ 1 . 1 billion from December 31 , 2024 to March 31 , 2025 . ($ in millions)

COMMERCIAL REAL ESTATE LOANS (CRE) (1) 12 ($ in thousands) (1) As of March 31, 2025. (2) The total RBC ratio is based on Westfield Bank’s capital and due to loan classifications, the percentage of total RBC ma y d iffer from the Call Report. At M arch 31 , 2025 , the commercial real estate portfolio totaled $ 1 . 1 billion, and represented 51 . 7 % of total gross loans . Of the $ 1 . 1 billion, $ 881 . 1 million, or 82 . 1% , were categorized as non - owner occupied commercial real estate and $ 191 . 6 million, or 17 . 9% , were categorized as owner occupied commercial real estate . % of Total Bank Risk - Based Capital (RBC) (2) % of Total Loans % of CRE Portfolio Total Owner Occupied Non - Owner Occupied Property Type 73.2% 9.5% 18.5% $ 198,010 $ 22,212 $ 175,798 Office 65.8% 8.6% 16.6% 177,907 - 177,907 Apartment 62.8% 8.2% 15.8% 169,794 51,029 118,765 Industrial 42.8% 5.6% 10.8% 115,895 6,986 108,909 Retail 28.4% 3.7% 7.2% 76,926 6,272 70,654 Mixed Use 24.6% 3.2% 6.2% 66,656 30,448 36,208 Other 15.8% 2.1% 4.0% 42,735 - 42,735 Hotel/Hospitality 14.3% 1.9% 3.6% 38,684 36,016 2,668 Automotive Sales 13.9% 1.8% 3.5% 37,533 6,119 31,414 Adult Care/Assisted Living 13.5% 1.8% 3.4% 36,594 313 36,281 Self Storage 12.6% 1.6% 3.2% 33,932 9,891 24,041 Warehouse 10.9% 1.4% 2.7% 29,418 6,758 22,660 Shopping Center 9.9% 1.3% 2.5% 26,677 15,538 11,139 School/Higher Education 8.1% 1.0% 2.0% 21,926 - 21,926 Student Housing 396.6% 51.7% 100.0% $ 1,072,687 $ 191,582 $ 881,105 Total commercial real estate loans 396.6% 70.8% 325.8% % of Total Bank Risk - Based Capital 17.9% 82.1% % of Total CRE Loans

COMMERCIAL REAL ESTATE – NON - OWNER OCCUPIED (1) 13 At March 31 , 2025 , the non - owner occupied CRE portfolio totaled $ 881 . 1 million, or 325 . 8 % of total RBC . Of the $ 881 . 1 million, $ 459 . 4 million , or 52 . 1 % of non - owner occupied CRE, was concentrated in Massachusetts and $ 269 . 4 million, or 30 . 6 % of non - owner occupied CRE , was concentrated in Connecticut . At March 31 , 2025 , the apartment portfolio represented the largest concentration of non - owner occupied CRE at 65 . 8 % of t otal RBC with a weighted average LTV of 54 . 6% . The office portfolio represented 65 . 0 % of total RBC with a weighted average LTV of 63 . 8% . ($ in thousands) (1) As of March 31, 2025. (2) The total RBC ratio is based on Westfield Bank’s capital and due to loan classifications, the percentage of total RBC may differ fro m the Call Report . (3) Weighted average LTV is based on the original appraisal and the current loan balance. Weighted Average Loan to Value (LTV) (3) % of Total RBC (2) Total Other ME RI NH CT MA Property Type 54.6% 65.8% $ 177,907 $ - $ - $ 26,670 $ - $ 39,024 $ 112,213 Apartment 63.8% 65.0% 175,798 - 11,354 - 39,977 62,462 62,005 Office 57.9% 43.9% 118,765 4,507 - 14,983 - 33,728 65,547 Industrial 53.4% 40.3% 108,909 - 10,936 6,182 13,657 23,291 54,843 Retail 57.3% 26.1% 70,654 4,695 - 12,998 - 21,433 31,528 Mixed Use 52.6% 15.8% 42,735 - - - - 22,114 20,621 Hotel/Hospitality 63.3% 13.4% 36,281 - - - 780 9,001 26,500 Self Storage 55.6% 13.4% 36,208 - 124 - 700 5,861 29,523 Other 58.4% 11.6% 31,414 - - - - 16,482 14,932 Adult Care/Assisted Living 42.2% 8.9% 24,041 1,708 - - - 4,973 17,360 Warehouse 50.6% 8.4% 22,660 - - - 15,826 6,834 Shopping Center 61.9% 8.1% 21,926 345 - 2,660 15,226 3,695 Student Housing 44.6% 4.1% 11,139 - - - - - 11,139 School/Higher Education 38.9% 1.0% 2,668 - - - - - 2,668 Automotive Sales 57.0% 325.8% $881,105 $ 11,255 $ 22,414 $60,833 $ 57,774 $ 269,421 $459,408 Total non - owner occupied commercial real estate

COMMERCIAL REAL ESTATE – OFFICE BUILDINGS (1) 14 ($ in thousands) (1) As of March 31 , 2025. (2) The total RBC ratio is based on Westfield Bank’s capital and due to loan classifications, the percentage of total RBC may dif fer from the Call Report. % of Total Bank RBC (2) % of Office Portfolio Total Owner Occupied Non - Owner Occupied By Collateral Type 43.2% 59.0% $ 116,658 $ 10,542 $ 106,116 Office/Medical 4.3% 5.9% 11,739 8,075 3,664 Office/Professional Metro 15.5% 21.2% 42,038 3,291 38,747 Office/Professional Suburban 10.2% 13.9% 27,575 304 27,271 Office/Professional Urban 73.2% 100.0% $ 198,010 $ 22,212 $ 175,798 Total Office Portfolio 8.2% 65.0% Percent of RBC % of Total Bank RBC (2) % of Office Portfolio Total Owner Occupied Non - Owner Occupied By State 30.2% 41.3% $ 81,725 $ 19,720 $ 62,005 Massachusetts 24.0% 32.8% 64,954 2,492 62,462 Connecticut 14.8% 20.2% 39,977 - 39,977 New Hampshire 4.2% 5.7% 11,354 - 11,354 Other 73.2% 100.0% $ 198,010 $ 22,212 $ 175,798 Total Office Portfolio % of Total Bank RBC (2) % of Office Portfolio Total Owner Occupied Non - Owner Occupied By Risk Rating 69.9% 95.5% $ 189,077 $ 21,204 $ 167,873 Pass 3.2% 4.4% 8,628 703 7,925 Special Mention 0.1% 0.1% 305 305 - Substandard 73.2% 100.0% $ 198,010 $ 22,212 $ 175,798 Total Office Portfolio • As of M arch 31 , 2025 , the office portfolio totaled $ 198 . 0 million, or 73 . 2 % of RBC, and represented 18 . 5 % of total CRE loans . • Non - owner occupied office totaled $ 175 . 8 million, or 65 . 0 % of total RBC, and owner - occupied office totaled $ 22 . 2 million, or 8 . 2 % of total RBC . • Office exposure is concentrated in medical - office, totaling $ 116 . 7 million, or 59 . 0% , of the total office portfolio . • Of the $ 198 . 0 million in total office, 41 . 3 % is concentrated in Massachusetts and 32 . 8 % is concentrated in Connecticut . The Company does not have any exposure in greater Boston or New York . • Of the $ 198 . 0 million in total office, 95 . 5 % of the office portfolio is in the pass - rated category . • There is approximately $ 36 . 6 million, or 18 . 5 % of the total office portfolio, maturing by the end of 2026 .

RESIDENTIAL REAL ESTATE LOANS (1) 15 $727 $746 $749 $776 $784 1Q2024 2Q2024 3Q2024 4Q2024 1Q2025 $690 $700 $710 $720 $730 $740 $750 $760 $770 $780 $790 At March 31 , 2025 , residential real estate loans, including home equity loans, increased $ 8 . 1 million, or 1 . 0% , from $ 775 . 7 million at December 31 , 2024 to $ 783 . 8 million . At March 31 , 2025 , the Company serviced $ 83 . 1 million in loans sold to the secondary market, with servicing retained, which are not included on the Company’s balance sheet under residential real estate loans . ($ in millions) (1) Residential real estate loans includes home equity loans.

INVESTMENT PORTFOLIO 16 The held - to - maturity (“HTM”) and available - for - sale (“AFS”) securities portfolio represented 13 . 6 % of total assets at March 31 , 2025 and 13 . 8 % of total assets, at December 31 , 2024 . The HTM unrealized losses, net of tax, were approximately $ 25 . 7 million, or 12 . 8% , of the total HTM amortized cost basis . If the HTM losses, net of tax, were included in capital, the losses would represent 10 . 3 % of Tier 1 capital and negatively impact tangible common equity (“TCE”), a non - GAAP financial measure, by 1 . 0% . The AFS unrealized losses, net of tax, were approximately $ 20 . 7 million , or 10 . 6 % of the total AFS amortized cost basis . As a percentage of Tier 1 capital, the AFS unrealized losses, net of tax, represented 8 . 3 % of Tier 1 capital and negatively impacted TCE, a non - GAAP financial measure, by 0 . 8% . (1) Tier 1 Capital represents Westfield Bank’s Tier 1 Capital as of March 31, 2025. (2) Impact to TCE is net of tax. TCE is a non - GAAP measure. See slides 30 - 32 for the related TCE calculation and a reconciliation of GAAP to non - GAAP financial measures . The table below displays the investment portfolio as of March 31 , 2025 : Impact to TCE ( Non - GAAP) (2) Net of Tax Loss as a % of Tier 1 Capital (1) Net of Tax Loss as a % of Amortized Cost Basis Unrealized Loss, Net of Tax Fair Value % of Investment Portfolio’s Amortized Cost Basis Amortized Cost Basis (Dollars in millions) (1.0%) 10.3% (12.8%) ($25.7) $ 165.8 50.8% $ 201.6 HTM ( 0.8%) 8.3% ( 10.6%) ($20.7) $ 167.8 49.2% $ 195.6 AFS (1.8%) 18.6% ( 11.7%) ($46.4) $ 333.6 100.0% $ 397.2 Total Investments

TOTAL DEPOSITS 17 $1,501 $1,500 $1,524 $1,559 $1,629 1Q2024 2Q2024 3Q2024 4Q2024 1Q2025 $1,400 $1,450 $1,500 $1,550 $1,600 $1,650 PERIOD - END CORE DEPOSITS Total deposits of $ 2 . 3 billion increased $ 66 . 0 million, or 2 . 9% , from December 31 , 2024 to March 31 , 2025 . Core deposits, which the Company defines as all deposits except time deposits, increased $ 70 . 2 million, or 4 . 5% , from $ 1 . 6 billion, or 68 . 9 % of total deposits, at December 31 , 2024 , to $ 1 . 6 billion, or 70 . 0 % of total deposits, at March 31 , 2025 . Time deposits decreased $ 4 . 3 million, or 0 . 6% , from $ 703 . 6 million at December 31 , 2024 to $ 699 . 3 million at March 31 , 2025 . At March 31 , 2025 , the Bank’s uninsured deposits totaled $ 665 . 6 million, or 28 . 6 % of total deposits, compared to $ 643 . 6 million, or 28 . 4 % of total deposits, at December 31 , 2024 . $643 $672 $700 $704 $699 1Q2024 2Q2024 3Q2024 4Q2024 1Q2025 $610 $620 $630 $640 $650 $660 $670 $680 $690 $700 $710 PERIOD - END TIME DEPOSITS (1) ($ in millions) (1) Includes $1.7 million in brokered deposits for all periods presented.

AVERAGE TOTAL DEPOSITS 18 $1,576 $1,589 $1,621 $1,684 $1,732 $558 $549 $559 $579 $570 1.75% 1.94% 2.04% 2.01% 2.00% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 1Q2024 2Q2024 3Q2024 4Q2024 1Q2025 $500 $700 $900 $1,100 $1,300 $1,500 $1,700 $1,900 $2,100 $2,300 $2,500 AVERAGE DEPOSITS AND RATES Interest-bearing deposits Non-interest-bearing deposits Average deposit cost Total average deposits, consisting of interest - bearing and non - interest bearing deposits, increased $ 38 . 6 million, or 1 . 7% , from the three months ended December 31 , 2024 , to $ 2 . 3 billion, for the three months ended March 31 , 2025 . The average cost of deposits decreased one basis point, from 2 . 01 % for the three months ended December 31 , 2024 to 2 . 00 % for the three months ended March 31 , 2025 . ($ in millions)

AVERAGE CORE AND TIME DEPOSITS 19 $1,506 $1,488 $1,492 $1,562 $1,599 0.76% 0.87% 0.93% 0.98% 1.08% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% $1,300 $1,350 $1,400 $1,450 $1,500 $1,550 $1,600 $1,650 $1,700 $1,750 $1,800 AVERAGE CORE DEPOSITS AND RATES During the three months ended March 31 , 2025 , average core deposits of $ 1 . 6 billion, including non - interest bearing deposits, increased $ 36 . 2 million , or 2 . 3% , from the three months ended December 31 , 2024 . During the three months ended March 31 , 2025 , average time deposits of $ 702 . 7 million increased $ 2 . 4 million, or 0 . 3% , from the three months ended December 31 , 2024 . During the three months ended March 31 , 2025 , the average cost of core deposits, including non - interest bearing demand deposits, increased ten basis points from the three months ended December 31 , 2024 , while the cost of time deposits decreased 20 basis points during the same period . ($ in millions) $628 $650 $689 $700 $703 4.12% 4.39% 4.44% 4.31% 4.11% 0.25% 0.75% 1.25% 1.75% 2.25% 2.75% 3.25% 3.75% 4.25% 4.75% $500 $600 $700 $800 AVERAGE TIME DEPOSITS AND RATES

LOAN - TO - DEPOSIT RATIO 20 94.5% 93.3% 92.1% 91.5% 89.3% 1Q2024 2Q2024 3Q2024 4Q2024 1Q2025 86% 87% 88% 89% 90% 91% 92% 93% 94% 95% PERIOD - END LOAN - TO - DEPOSIT RATIO 70.0% 69.1% 68.5% 68.9% 70.0% 30.0% 30.9% 31.5% 31.1% 30.0% 1Q2024 2Q2024 3Q2024 4Q2024 1Q2025 0% 10% 20% 30% 40% 50% 60% 70% 80% CORE DEPOSITS AND TIME DEPOSITS AS A % OF TOTAL DEPOSITS Core deposits/Total deposits Time deposits/Total deposits

WHOLESALE FUNDING 21 $152 $155 $152 $123 $122 4.91% 5.00% 5.05% 5.04% 5.04% 4.65% 4.75% 4.85% 4.95% 5.05% 5.15% 5.25% 1Q2024 2Q2024 3Q2024 4Q2024 1Q2025 $- $20 $40 $60 $80 $100 $120 $140 $160 WHOLESALE FUNDING (Includes $20 million in Subordinated Debt) (1) Wholesale Funding Average Cost of Funds The Bank is considered to be well - capitalized as defined by regulators ( see slide 27 ) . The Bank’s Tier 1 Leverage Ratio to adjusted average assets was 9 . 26 % at March 31 , 2025 and 9 . 34 % at December 31 , 2024 . In addition, Westfield Bank’s TCE Ratio (2) , a non - GAAP financial measure, exceeds the Federal Home Loan Bank of Boston (“FHLB”) requirements to continue to utilize the FHLB as a funding source . At March 31 , 2025 , total borrowings decreased $ 860 , 000 , or 0 . 7% , from $ 123 . 1 million at December 31 , 2024 to $ 122 . 3 million . At March 31 , 2025 , short - term borrowings decreased $ 870 , 000 , or 16 . 1% , to $ 4 . 5 million, compared to $ 5 . 4 million at December 31 , 2024 . Long - term borrowings were $ 98 . 0 million at March 31 , 2025 and December 31 , 2024 . At March 31 , 2025 and December 31 , 2024 , borrowings also consisted of $ 19 . 8 million in fixed - to - floating rate subordinated notes . (1) ($ in millions) (2) TCE is a non - GAAP measure. See slides 30 - 32 for the related TCE calculation and a reconciliation of GAAP to non - GAAP financial meas ures.

22 The Company’s liquidity position remains strong with solid core deposit relationships, cash, unencumbered securities and access to diversified borrowing sources . At March 31 , 2025 , the Company had available borrowing capacity with the FHLB of $ 447 . 5 million, including its overnight Ideal Way Line of Credit . In addition, at March 31 , 2025 , the Company had available borrowing capacity of $ 378 . 5 million from the Federal Reserve Discount Window, with no outstanding borrowings . At March 31 , 2025 , the Company also had available borrowing capacity of $ 25 . 0 million from two unsecured credit lines with correspondent banks, with no outstanding borrowings . At March 31 , 2025 , the Company had $ 1 . 1 billion in immediately available liquidity, compared to $ 665 . 6 million in uninsured deposits, or 28 . 6 % of total deposits, representing a coverage ratio of 171% . Lastly, the Company has access to the brokered deposit market with approval from the Board of Directors to purchase brokered deposits in an amount not to exceed 10 % of total assets . At March 31 , 2025 , the Company had $ 1 . 7 million in brokered deposits included within time deposits on the balance sheet . LIQUIDITY Net Available Amount in Use at March 31 , 2025 Total Available ($ in millions) Internal Sources: $110.6 - $110.6 Cash and cash equivalents $163.5 - $163.5 Unpledged securities $ 16.2 - $ 16.2 Excess pledged securities External Sources: $447.5 $149.2 $596.7 FHLB $378.5 - $378.5 FRB Discount Window Other Unsecured: $25.0 - $25.0 Correspondent banks $ 1,141.3 $ 149.2 $ 1,290.5 Total Liquidity $665.6 Uninsured deposits 171% Liquidity/Total

________ Source: SNL Financial as of June 30, 2024 Note: Total number of Westfield Bank branches shown includes the Big E seasonal branch and online deposit channel. Three Wes tfi eld branches are located in Hampshire County, MA and four Westfield branches are located in Hartford County, CT outside of Springfield MSA. DEPOSIT MARKET SHARE IN HAMPDEN COUNTY, MA AS OF JUNE 30, 2024 23 Total Deposit Rank 2024 Parent Company Name Deposits in Market ($000) Market Share # of Branches 1 PeoplesBank 2,665,987 19.00% 12 1,762,519 13.1% 20 3 Westfield Bank 1,856,455 13.23% 20 2 TD Bank 2,110,916 15.04% 16 4 Bank of America 1,594,814 11.37% 8 5 Berkshire Bank 1,104,828 7.87% 11 6 M&T Bank 1,097,724 7.82% 14 7 KeyBank 1,012,085 7.21% 7 8 Citizens Bank 592,088 4.22% 10 9 Monson Savings Bank 583,716 4.16% 4 10 Country Bank 571,869 4.08% 4 11 New Valley Bank & Trust 287,901 2.05% 3

ASSET QUALITY INDICATORS 24 1Q2025 4Q2024 3Q2024 2Q2024 1Q2024 $4.5M $5.0M $4.3M $5.6M $4.7M Total delinquent loans 0.22% 0.24% 0.21% 0.27% 0.23% Delinquent loans as a % of total loans $6.0M $5.4M $4.9M $5.8M $5.8M Nonaccrual loans 0.29% 0.26% 0.24% 0.29% 0.29% Nonaccrual loans as a % of total loans 0.22% 0.20% 0.18% 0.23% 0.23% Nonaccrual loans as a % of total assets 0.95% 0.94% 0.97% 0.96% 0.98% Allowance for credit losses % of total loans 327% 363% 410% 333% 341% Allowance for credit losses % of NPL $29K ($128K) $98K $10K ($67K) Net (recoveries) charge - offs 0.00% (0.01%) 0.00% 0.00% (0.00%) Net (recoveries) charge - offs as a % average loans At March 31 , 2025 , total delinquent loans totaled $ 4 . 5 million, or 0 . 22 % of total loans, compared to $ 5 . 0 million, or 0 . 24 % of total loans, at December 31 , 2024 . Of the $ 4 . 5 million in delinquent loans, $ 4 . 1 million, or 91 . 5% , represent residential real estate loans, which includes home equity loans . Of the $ 4 . 1 million in delinquent residential real estate loans, $ 2 . 0 million, or 49 . 3% , are 90 days or greater past due .

ASSET QUALITY 25 Management continues to remain attentive to any signs of deterioration in borrowers’ financial conditions and is proactive in taking the appropriate steps to mitigate risk . The allowance for credit losses as a percentage of total loans was 0 . 95 % at March 31 , 2025 , compared to 0 . 94 % at December 31 , 2024 . At March 31 , 2025 , the allowance for credit losses as a percentage of nonaccrual loans was 327 . 1% , compared to 362 . 9 % at December 31 , 2024 . December 31, 2024 March 31, 2025 ACL / Total Loan Segment Loans Outstanding (1) Allowance for Credit Losses (ACL) (1) ACL / Total Loan Segment Loans Outstanding (1) Allowance for Credit Losses (ACL) (1) 1.17% $ 211,656 $ 2,477 1.17% $ 216,368 $ 2,533 Commercial and industrial 1.27% 1,075,732 13,677 1.28% 1,072,687 13,725 Commercial real estate 0.41% 775,659 3,156 0.41% 783,788 3,217 Residential (2) 4.99% 4,391 219 5.02% 3,865 194 Consumer - - - - - - Unallocated 0.94% $ 2,067,438 $ 19,529 0.95% $ 2,076,708 $ 19,669 Total Loans (1) ( $ in thousands) (2) Includes home equity loans and home equity lines of credit .

ASSET QUALITY 26 1Q2025 4Q2024 3Q2024 2Q2024 1Q2024 ($ in millions) $10.7 $11.4 $21.3 $14.6 $15.2 Special Mention 0.5% 0.6% 1.0% 0.7% 0.8% % of Total Gross Loans $25.6 $27.0 $21.9 $22.1 $21.6 Substandard 1.2% 1.3% 1.1% 1.1% 1.1% % of Total Gross Loans $36.3 $38.4 $43.2 $36.7 $36.8 Total Classified Loans 1.7% 1.9% 2.1% 1.8% 1.8% % of Total Gross Loans At March 31 , 2025 , total classified loans, defined as special mention and substandard loans, totaled $ 36 . 3 million, or 1 . 7 % of total gross loans, representing a decrease of $ 2 . 1 million , or 5 . 5% , from December 31 , 2024 .

CAPITAL MANAGEMENT 27 We are well - capitalized with excess capital. December 31, 2024 March 31, 2025 Consolidated 9.14% 9.06% Tier 1 Leverage Ratio (to Adjusted Average Assets) 12.37% 12.27% Common Equity Tier 1 Capital (to Risk Weighted Assets) 12.37% 12.27% Tier 1 Capital (to Risk Weighted Assets) 14.38% 14.28% Total Capital (to Risk Weighted Assets) As of March 31 , 2025 , the Bank’s Tier 1 Leverage Ratio was 9 . 26% . The Bank’s TCE ratio (1) , a non - GAAP financial measure, was 8 . 50 % at March 31 , 2025 . At March 31 , 2025 , available - for - sale unrealized losses of $ 20 . 7 million, net of tax, negatively impacted the TCE ratio by 0 . 8% . If the held - to - maturity unrealized losses of $ 25 . 7 million, net of tax, were factored in, the TCE ratio would decrease to 7 . 55% . Well Capitalized December 31, 2024 March 31, 2025 Westfield Bank 5.0% 9.34% 9.26% Tier 1 Leverage Ratio (to Adjusted Average Assets) 6.5% 12.64% 12.55% Common Equity Tier 1 Capital (to Risk Weighted Assets) 8.0% 12.64% 12.55% Tier 1 Capital (to Risk Weighted Assets) 10.0% 13.65% 13.56% Total Capital (to Risk Weighted Assets) (1) TCE is a non - GAAP measure. See slides 30 - 32 for the related TCE calculation and a reconciliation of GAAP to non - GAAP financial measures . x From a regulatory standpoint, we are well - capitalized with excess capital . x We take a prudent approach to capital management .

CAPITAL RETURN TO SHAREHOLDERS 28 # of Shares Year 2,758,051 2021 720,975 2022 649,744 2023 934,282 2024 206,709 1Q - 2025 Annual Dividends per Share Year $0.20 2021 $0.24 2022 $0.28 2023 $0.28 2024 $0.07 1Q - 2025 SHARE REPURCHASES DIVIDENDS PAID ON COMMON STOCK On May 21 , 2024 , the Board of Directors authorized the 2024 Plan under which the Company may repurchase up to 1 . 0 million shares of its common stock, or approximately 4 . 6% , of the Company’s then - outstanding shares of common stock . During the three months ended March 31 , 2025 , the Company repurchased 206 , 709 shares of common stock under the 2024 Plan, with an average price per share of $ 9 . 12 . As of March 31 , 2025 , there were 265 , 609 shares of common stock available for repurchase under the 2024 Plan . On April 22 , 2025 , the Board of Directors authorized the 2025 Plan, pursuant to which the Company may repurchase up to 1 . 0 million shares of common stock, or approximately 4 . 8% , of the Company’s outstanding shares as of the date the 2025 Plan was announced . The 2025 Plan will commence upon the completion of the 2024 Plan .

CAPITAL MANAGEMENT 29 $10.90 $11.07 $11.40 $11.30 $11.44 $10.25 $10.41 $10.73 $10.63 $10.78 BOOK VALUE PER SHARE TANGIBLE BOOK VALUE PER SHARE (non - GAAP ) (1) Book Value Tangible Book Value (non-GAAP) The Company’s book value per share was $ 11.44 at March 31, 2025, compared to $11.30 at December 31, 2024, while tangible book value per share, a non - GAAP financial measure, increased $ 0.15, or 1.4%, from $ 10.63 at December 31, 2024 to $ 10.78 at March 31, 2025. (1) Tangible book value is a non - GAAP measure. See slides 30 - 32 for the related tangible book value calculation and a reconcilia tion of GAAP to non - GAAP financial measures.

APPENDIX: NON - GAAP TO GAAP RECONCILIATION 30 Reconciliation of Non - GAAP to GAAP Financial Measures The Company believes that certain non - GAAP financial measures provide information to investors that is useful in understanding i ts results of operations and financial condition. Because not all companies use the same calculation, this presentation may not be comparable to other simil arly titled measures calculated by other companies. A reconciliation of these non - GAAP financial measures is provided below. 3/31/2025 12/31/2024 9/30/2024 6/30/2024 3/31/2024 Loan interest (no tax adjustment) 24,984$ 25,183$ 25,134$ 24,340$ 24,241$ Tax-equivalent adjustment 121 128 119 114 110 Loan interest (tax-equivalent basis) 25,105$ 25,311$ 25,253$ 24,454$ 24,351$ Net interest income (no tax adjustment) 15,534$ 15,273$ 14,728$ 14,470$ 15,346$ Tax equivalent adjustment 121 128 119 114 110 Net interest income (tax-equivalent basis) 15,655$ 15,401$ 14,847$ 14,584$ 15,456$ Average interest-earning assets 2,529,715$ 2,517,017$ 2,441,236$ 2,400,633$ 2,403,086$ Net interest margin (no tax adjustment) 2.49% 2.41% 2.40% 2.42% 2.57% Net interest margin, tax-equivalent 2.51% 2.43% 2.42% 2.44% 2.59% Book Value per Share (GAAP) 11.44$ 11.30$ 11.40$ 11.07$ 10.90$ Non-GAAP adjustments: Goodwill (0.60) (0.60) (0.59) (0.58) (0.58) Core deposit intangible (0.06) (0.07) (0.08) (0.08) (0.07) Tangible Book Value per Share (non-GAAP) 10.78$ 10.63$ 10.73$ 10.41$ 10.25$ For the quarter ended (Dollars in thousands)

APPENDIX: NON - GAAP TO GAAP RECONCILIATION 31 Reconciliation of Non - GAAP to GAAP Financial Measures The Company believes that certain non - GAAP financial measures provide information to investors that is useful in understanding i ts results of operations and financial condition. Because not all companies use the same calculation, this presentation may not be comparable to other s imilarly titled measures calculated by other companies. A reconciliation of these non - GAAP financial measures is provided below. 3/31/2025 12/31/2024 9/30/2024 6/30/2024 3/31/2024 Total Bank Equity (GAAP) 242,981$ 240,994$ 245,786$ 241,867$ 241,480$ Non-GAAP adjustments: Goodwill (12,487) (12,487) (12,487) (12,487) (12,487) Core deposit intangible net of associated deferred tax (966) (1,033) (1,101) (1,168) (1,236) Tangible Capital (non-GAAP) 229,528$ 227,474$ 232,198$ 228,212$ 227,757$ Tangible Capital (non-GAAP) 229,528$ 227,474$ 232,198$ 228,212$ 227,757$ Unrealized losses on HTM securities net of tax (25,698) (28,346) (22,083) (28,869) (28,441) Adjusted Tangible Capital For Impact of Unrealized Losses on HTM Securities Net of Tax (non-GAAP) 203,830$ 199,128$ 210,115$ 199,343$ 199,316$ Common Equity Tier (CET) 1 Capital 250,217$ 250,748$ 250,543$ 251,849$ 251,394$ Total Assets for Leverage Ratio (non-GAAP) 2,701,212$ 2,684,740$ 2,608,171$ 2,575,093$ 2,572,525$ Tier 1 Leverage Ratio 9.26% 9.34% 9.61% 9.78% 9.77% Tangible Common Equity (non-GAAP) =Tangible Capital (non-GAAP)/Total Assets for Leverage Ratio (non-GAAP) 8.50% 8.47% 8.90% 8.86% 8.85% Adjusted Tangible Common Equity for HTM Impact (non- GAAP) = Adjusted Tangible Capital For Impact of Unrealized Losses on HTM Securities Net of Tax (non-GAAP)/Total Assets for Leverage Ratio (non-GAAP) 7.55% 7.42% 8.06% 7.74% 7.75% For the quarter ended (Dollars in thousands)

APPENDIX: NON - GAAP TO GAAP RECONCILIATION 32 Reconciliation of Non - GAAP to GAAP Financial Measures The Company believes that certain non - GAAP financial measures provide information to investors that is useful in understanding i ts results of operations and financial condition. Because not all companies use the same calculation, this presentation may not be comparable to other s imilarly titled measures calculated by other companies. A reconciliation of these non - GAAP financial measures is provided below. 3/31/2025 12/31/2024 9/30/2024 6/30/2024 3/31/2024 Efficiency Ratio: Non-interest Expense (GAAP) 15,184$ 14,926$ 14,406$ 14,314$ 14,782$ Net Interest Income (GAAP) 15,534$ 15,273$ 14,728$ 14,470$ 15,346$ Non-Interest Income (GAAP) 2,759$ 3,254$ 3,141$ 3,834$ 2,674$ Non-GAAP adjustments: Unrealized losses (gains) on marketable equity securities 5 9 (10) (4) (8) Gain on non-marketable equity investments - (300) - (987) - Loss on disposal of premises and equipment - - - - 6 Non-Interest Income for Adjusted Efficiency Ratio (non- GAAP) $ 2,764 $ 2,963 $ 3,131 $ 2,843 $ 2,672 Total Revenue for Adjusted Efficiency Ratio (non-GAAP) $ 18,298 $ 18,236 $ 17,859 $ 17,313 $ 18,018 Efficiency Ratio (GAAP) 83.00% 80.56% 80.62% 78.20% 82.03% Adjusted Efficiency Ratio (non-GAAP) = (Non-interest Expense (GAAP)/Total Revenue for Efficiency Ratio (non- GAAP)) 82.98% 81.85% 80.67% 82.68% 82.04% For the quarter ended (Dollars in thousands)

WESTFIELD BANK “WHAT BETTER BANKING’S ALL ABOUT” James C. Hagan , President and Chief Executive Officer Guida R. Sajdak , Executive Vice President and Chief Financial Officer Meghan Hibner , First Vice President and Investor Relations Officer 33 141 Elm Street, Westfield, MA